UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2025

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock, $0.01 par value	SPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Spectrum Brands Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of shareholders (the “Annual Meeting”) on August 5, 2025. A total of 21,533,229 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing 87.71% of the Company’s outstanding Common Stock as of June 17, 2025, the record date.
The Company is pleased to have had a significant percentage of its outstanding shares of Common Stock participate in the Annual Meeting and vote in favor of each proposal presented for consideration. The final results for the votes regarding each proposal are set forth below, including the approval percentage for each proposal calculated in accordance with the respective methodology described in the Company's Proxy Statement:
Proposal 1. The Company’s stockholders elected each of the following persons as directors of the Company for a term of one year and until his successor is elected and qualified. The votes regarding this proposal were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Approval Percentage
Sherianne James	19,217,914	656,897	25,365	1,633,053	96.69%
Leslie L. Campbell	19,770,714	104,444	25,018	1,633,053	99.47%
Joan Chow	19,769,721	105,473	24,982	1,633,053	99.47%
Hugh R. Rovit	19,329,813	545,244	25,119	1,633,053	97.26%
Gautam Patel	19,691,950	182,604	25,622	1,633,053	99.08%
David M. Maura	18,971,887	902,880	25,409	1,633,053	95.46%
Terry L. Polistana	19,293,120	582,127	24,929	1,633,053	97.07%

Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. The votes regarding this proposal were as follows:

For	Against	Abstain	Approval Percentage
21,264,799	224,619	43,811	98.75%
Proposal 3. The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
19,484,446	319,444	96,286	1,633,053	97.91%

Item 9.01  Financial Statements and Exhibits.
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.
The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2025
SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Corporate Secretary
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